                                  FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 1, 1994

                             SCOTT PAPER COMPANY
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

  Pennsylvania                      1-2300                         23-1065080
- --------------------------------------------------------------------------------
(State or other                   (Commission                   (I.R.S. Employer
jurisdiction of                   File Number)                   Identification
incorporation)                                                       Number)

   Scott Plaza
      Philadelphia, Pennsylvania                                     19113
- --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

     Registrant's telephone number, including area code:  (610) 522-5000

                                    None
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


                              Page 1 of 6 Pages
                           Exhibit Index on Page 4

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Item 5. Other Events
        ------------

     See the news release attached hereto as Exhibit 99, the text of which is incorporated herein by reference.









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                                 Signatures
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SCOTT PAPER COMPANY



                              By:
                                 -------------------------------
                                 Stephen D. Ford
                                 Associate General Counsel and
                                 Corporate Secretary

Date:  June 1, 1994


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
                                EXHIBIT INDEX
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Exhibit                                                            Page
- -------                                                            ----
  99       News Release dated May 31, 1994                         5


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